UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 1, 2017

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 25, 2017, Registrant held its annual meeting of shareholders. Set forth below are the final voting results for each of the five proposals submitted to a vote of the shareholders.

Proposal One.  Election of Directors.  Each of the eleven nominees listed below was elected a director of Registrant to hold office until he or she is succeeded by another qualified director or until his or her earlier resignation or removal from office.

Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
Michael J. Kowalski	102,295,774	997,769	277,584	8,616,156
Rose Marie Bravo	98,640,523	3,712,320	1,218,284	8,616,156
Gary E. Costley	102,521,531	911,796	137,800	8,616,156
Roger N. Farah	102,715,614	678,652	176,861	8,616,156
Lawrence K. Fish	102,510,899	959,473	100,755	8,616,156
Abby F. Kohnstamm	100,532,586	1,797,209	1,241,332	8,616,156
James E. Lillie	102,805,972	595,538	169,617	8,616,156
Charles K. Marquis	96,786,093	5,538,046	1,246,988	8,616,156
William A. Shutzer	101,838,593	1,594,931	137,603	8,616,156
Robert S. Singer	102,149,975	1,320,037	101,115	8,616,156
Francesco Trapani	102,795,251	683,012	92,864	8,616,156

Proposal Two.  Ratification of the selection of PricewaterhouseCoopers LLP as Registrant’s independent registered public accounting firm to audit Registrant’s consolidated financial statements for the fiscal year ending January 31, 2018.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
110,763,471	1,378,490	45,322	---

Proposal Three.  Approval, on an advisory basis, of the compensation paid to Registrant’s named executive officers in fiscal 2016.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
100,662,790	2,767,673	140,664	8,616,156

Proposal Four.  Preference, on an advisory basis, on the frequency of seeking shareholder approval of the compensation paid to Registrant's named executive officers.

1 Year	2 Years	3 Years	Number of Shares Abstaining	Number of Broker Non-Votes
98,886,767	213,386	4,411,403	59,571	8,616,156

Based on these results, Registrant has determined that it will solicit shareholder approval of the compensation paid to Registrant’s named executive officers on an annual basis.

Proposal Five.  Approval of the Tiffany & Co. 2017 Directors Equity Compensation Plan.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
101,031,731	2,378,877	160,519	8,616,156

Item 8.01    Other Events.

As noted in Item 5.07 above, on May 25, 2017, at the annual meeting of shareholders, the shareholders of Registrant approved the adoption of the Tiffany & Co. 2017 Directors Equity Compensation Plan (the “2017 Directors Plan” or the “Plan”). The 2017 Directors Plan, which became effective immediately following such annual meeting (the “Effective Time”), replaces the 2008 Directors Equity Compensation Plan, under which no further awards may be granted after the Effective Time. Directors of Registrant who are not, at the time of an award under the 2017 Directors Plan, also employees of Registrant or any of its affiliated companies are eligible to participate in the Plan. The Tiffany & Co. 2014 Employee Incentive Plan, in which employees of Registrant and any of its subsidiaries are eligible to participate, remains in full force and effect. The 2017 Directors Plan is filed as Exhibit 10.38 to this Current Report on Form 8-K. The summary of the 2017 Directors Plan set forth above is qualified in its entirety by reference to such exhibit.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

10.38	Tiffany & Co. 2017 Directors Equity Compensation Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: June 1, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.38	Tiffany & Co. 2017 Directors Equity Compensation Plan.